UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2007

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James W. Barge, the Senior Vice President, Controller and Chief Accounting Officer of Time Warner Inc., a Delaware corporation (the “Company” or “Time Warner”), will be leaving the Company on December 31, 2007. On December 13, 2007, the Board of Directors of the Company elected Pascal Desroches, who has served as Senior Vice President and Deputy Controller since January 2007, to serve as Senior Vice President, Controller and Chief Accounting Officer, effective January 1, 2008.  In connection with his appointment, Mr. Desroches' base salary and bonus target will increase to $500,000 per year and 100% of base salary, respectively, effective January 1, 2008.

Prior to being elected to his current position in January 2007, Mr. Desroches, age 43, served as Vice President and Deputy Controller of the Company since May 2003. Mr. Desroches joined Time Warner in February 2001 as Assistant Controller. Prior to joining Time Warner, Mr. Desroches was a partner in KPMG LLP’s Department of Professional Practice – Assurance & Advisory Services in New York from July 2000 to February 2001. Prior to that, he was a Professional Accounting Fellow with the Office of the Chief Accountant at the United States Securities and Exchange Commission from June 1998 to July 2000.

The press release issued on December 17, 2007, announcing the election of Mr. Desroches is attached as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2007, the Board of Directors of the Company adopted amendments to Article II, Section 3 of its By-laws, which became effective immediately, to add provisions regarding stockholders’ ability to request that the Board of Directors call a special meeting of stockholders.

Article II, Section 3 was amended to provide that a special meeting of stockholders will be called by a majority of the entire Board of Directors, subject to certain conditions under subsection (b) thereof, following the receipt by the Secretary of the Company of a written request from the record holders of shares representing at least twenty-five percent of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Company entitled generally to vote in the election of directors of the Company, voting as a single class.

Time Warner’s By-laws, as amended through December 13, 2007, are attached as Exhibit 3.2 to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.2	By-laws of Time Warner Inc. ("Time Warner"), as amended through December 13, 2007.
99.1	Press Release, dated December 17, 2007, issued by Time Warner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 TIME WARNER INC.

 By:          /s/ Wayne H. Pace

             Name:   Wayne H. Pace

             Title:     Executive Vice President and
                           Chief Financial Officer

Date: December 19, 2007

EXHIBIT INDEX

Exhibit	Description

3.2	By-laws of Time Warner Inc. ("Time Warner"), as amended through December 13, 2007.
99.1	Press Release, dated December 17, 2007, issued by Time Warner.